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08/99                                                               Exhibit 99.8
                                                                          Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:               $  2,930,005,220.60
Beginning of the Month Finance Charge Receivables:          $    126,388,522.60
Beginning of the Month Discounted Receivables:              $              0.00
Beginning of the Month Total Receivables:                   $  3,056,393,743.20


Removed Principal Receivables:                              $              0.00
Removed Finance Charge Receivables:                         $              0.00
Removed Total Receivables:                                  $              0.00


Additional Principal Receivables:                           $              0.00
Additional Finance Charge Receivables:                      $              0.00
Additional Total Receivables:                               $              0.00


Discounted Receivables Generated this Period:               $              0.00


End of the Month Principal Receivables:                     $  2,927,221,831.62
End of the Month Finance Charge Receivables:                $    123,281,208.34
End of the Month Discounted Receivables:                    $              0.00
End of the Month Total Receivables:                         $  3,050,503,039.96


Special Funding Account Balance                             $              0.00
Aggregate Invested Amount (all Master Trust II Series)      $  2,300,000,000.00
End of the Month Transferor Amount                          $    627,221,831.62
End of the Month Transferor Percentage                                   21.43%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                RECEIVABLES

       30-59 Days Delinquent                                $     68,868,987.28
       60-89 Days Delinquent                                $     50,212,847.69
       90+ Days Delinquent                                  $     98,469,682.87
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08/99
                                                                          Page 2

       Total 30+ Days Delinquent                            $    217,551,517.84
       Delinquent Percentage                                              7.13%

Defaulted Accounts During the Month                         $     19,884,369.56
Annualized Default Percentage                                             8.14%

Principal Collections                                            465,776,441.07
Principal Payment Rate                                                   15.90%

Total Payment Rate                                                       16.80%


INVESTED AMOUNTS

       Class A Initial Invested Amount                      $    184,500,000.00
       Class B Initial Invested Amount                      $     19,125,000.00
       Class C Initial Invested Amount                      $     21,375,000.00

INITIAL INVESTED AMOUNT                                     $    225,000,000.00

       Class A Invested Amount                              $    246,000,000.00
       Class B Invested Amount                              $     25,500,000.00
       Class C Invested Amount                              $     28,500,000.00

INVESTED AMOUNT                                             $    300,000,000.00

       Class A Adjusted Invested Amount                     $    246,000,000.00
       Class B Adjusted Invested Amount                     $     25,500,000.00
       Class C Adjusted Invested Amount                     $     28,500,000.00

ADJUSTED INVESTED AMOUNT                                    $    300,000,000.00

PREFUNDED AMOUNT                                            $              0.00

FLOATING ALLOCATION PERCENTAGE                                           10.24%
PRINCIPAL ALLOCATION PERCENTAGE                                          10.24%

       Class A Principal Allocation Percentage                           82.00%
       Class B Principal Allocation Percentage                            8.50%
       Class C Principal Allocation Percentage                            9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                        47,690,384.00
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                                                                          Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                         4,885,568.15

MONTHLY SERVICING FEE                                       $        375,000.00

INVESTOR DEFAULT AMOUNT                                     $      2,035,940.71


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                   82.00%

       Class A Finance Charge Collections                   $      4,313,665.91
       Other Amounts                                        $              0.00

TOTAL CLASS A AVAILABLE FUNDS                               $      4,313,665.91


       Class A Monthly Interest                             $      1,108,793.75
       Class A Servicing Fee                                $        307,500.00
       Class A Investor Default Amount                      $      1,669,471.38

TOTAL CLASS A EXCESS SPREAD                                 $      1,227,900.78

CLASS A REQUIRED AMOUNT                                     $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.50%

       Class B Finance Charge Collections                   $        447,148.28
       Other Amounts                                        $              0.00

TOTAL CLASS B AVAILABLE FUNDS                               $        447,148.28

       Class B Monthly Interest                             $        119,929.69
       Class B Servicing Fee                                $         31,875.00

TOTAL CLASS B EXCESS SPREAD                                 $        295,343.59
CLASS B INVESTOR DEFAULT AMOUNT                                      173,054.96
CLASS B REQUIRED AMOUNT                                              173,054.96
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                                                                          Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                    9.50%

CLASS C MONTHLY SERVICING FEE                                         35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $      1,987,373.33


       Excess Spread Applied to Class A Required Amount     $              0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                          $              0.00

       Excess Spread Applied to Class B
       Required Amount                                      $        173,054.96

       Excess Spread Applied to Reductions of               $              0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount     $        341,109.68

       Excess Spread Applied to Reductions of
       Class C Invested Amount                              $              0.00

       Excess Spread Applied to Monthly Cash                $         62,500.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral             $              0.00
       Account

       Excess Spread Applied to Spread Account              $      1,410,708.69

       Excess Spread Applied to Reserve Account             $              0.00

       Excess Spread Applied to other amounts owed to       $              0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders             $              0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $             (0.00)
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08/99
                                                                          Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $      5,809,171.11


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $              0.00
SERIES 1996-C

       Excess Finance Charge Collections Applied to
       Class A Required Amount                              $              0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                         $              0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                              $              0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                $              0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                              $              0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                $              0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                          $              0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor         $              0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                     $              0.00
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                                                                          Page 6

YIELD AND BASE RATE --

       Base Rate (Current Month)                                          7.51%
       Base Rate (Prior Month)                                            7.42%
       Base Rate (Two Months Ago)                                         7.22%

THREE MONTH AVERAGE BASE RATE                                             7.38%

       Portfolio Yield (Current Month)                                   12.90%
       Portfolio Yield (Prior Month)                                      9.95%
       Portfolio Yield (Two Months Ago)                                  13.92%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.26%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                 $     47,690,384.00

REALLOCATED PRINCIPAL COLLECTIONS

                 Allocable to Class C Interests             $              0.00

                 Allocable to Class B Certificates          $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $              0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                       $              0.00
       Deficit Controlled Accumulation Amount               $              0.00

CONTROLLED DEPOSIT AMOUNT                                   $              0.00


CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                       $              0.00
       Deficit Controlled Accumulation Amount               $              0.00

CONTROLLED DEPOSIT AMOUNT                                   $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $     47,690,384.00
SHARING
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                                                                          Page 7

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                $             0.00

CLASS B INVESTOR CHARGE OFFS                                $             0.00

CLASS C INVESTOR CHARGE OFFS                                $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $             0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                      $             0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                      $             0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                      $     9,000,000.00
       Available Cash Collateral Amount                     $     9,000,000.00



TOTAL DRAW AMOUNT                                           $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $             0.00


                                                 First USA Bank, NA
                                                 as Servicer


                                                 By:  /s/Tracie Klein
                                                    ----------------------------
                                                         Tracie H. Klein
                                                         First Vice President